CORPORATE R&D EVENT March 25, 2025

Forward-looking statements Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

Peter Blume-Jensen, M.D., Ph.D. CEO, President and Founder; Inventor of the AP3 Platform Kristina Masson, Ph.D., M.B.A. Co-Founder and EVP, Business Operations; President and CEO, Acrivon AB William Bradley, M.D. Attending Physician, Department of Radiology, Massachusetts General Hospital; Clinical Instructor, Harvard Medical School; Senior Clinical Advisor, Acrivon Acrivon TEAM Participants Adam Levy, Ph.D., M.B.A. Senior Vice President of Investor Relations and Corporate Affairs Eric Devroe, Ph.D. Chief Operating Officer Jean-Marie Cuillerot, M.D. Chief Medical Officer

Key opinion leader Participants Mansoor Raza Mirza, M.D. Chief Oncologist at Copenhagen University Hospital, Denmark; Board of Directors, Gynecologic Cancer Inter-Group (GCIG); Medical Director of the Nordic Society of Gynecologic Oncology-Clinical Trial Unit (NSGO-CTU); Vice President of the European Society of Gynecological Oncology (ESGO) Robert Coleman, M.D. Co-director of the Gynecologic Oncology Group (GOG) Partners Foundation, Inc.; Chief Medical Officer at Vaniam Group; Gynecologic Oncologist at Texas Oncology, US Oncology Network Jesper Olsen, Ph.D. Professor at the University of Copenhagen; Executive Director at the Novo Nordisk Foundation Center for Protein Research; Academic Co-founder of Acrivon agenda AP3 Generative Phosphoproteomics: Transforming drug discovery with proteome-wide SAR ACR-368 Phase 2 program update ACR-2316 Phase 1 program update Brief update on preclinical cell cycle program Extended runway guidance Q&A

ACRIVON THERAPEUTICS – A NEXT-GENERATION PRECISION MEDICINE COMPANY



Neurological
Fibrosis
Metabolic
Cancer
Inflammatory



DNA
RNA
Protein
Dysregulated Protein
P
Drug
Dysregulated Pathways
Akt

Acrivon Predictive Precision Proteomics (AP3)

- Enables an exact match between the disease-driving, dysregulated pathways with a drug's mechanism of action (Acrivon meaning ≈ exact, accurate)
- Broadly applicable in R&D (biological SAR, resistance, patient responders); leveraged for internal pipeline



+
OncoSignature®

Blume-Jensen, P & Hunter, T: Oncogenic kinase signaling *Nature* (2001)
Olsen, JV et al: Global, in vivo, and site-specific phosphorylation dynamics in signaling networks *Cell* (2006);
Andersen, JN et al: Pathway-based identification of biomarkers for targeted therapeutics: personalized oncology with PI3K pathway inhibitors *Sci Transl Med* (2010)

6
ACRIVON THERAPEUTICS

STREAMLINED AP3-BASED DRUG DESIGN: INTEGRATED AI/ML-DRIVEN PROTEOME-WIDE SAR

Cellular material
(~0.3 ng / human cell)

↓

Drug treatment

↓

Proteolysis
P-peptide enrichment

↓

Peptide clean up

↓

Ultra high resolution
P-proteomic profiling

↓

Direct DIA analysis



Relative intensity
m/z

High resolution and throughput MS-based P-proteomics

Quantitative mapping (>130,000 phospho-sites covering >9,000 proteins)



Drug-regulated phospho-sites and biological process enrichment



Volcano plot
Log2 FC
Top Differential Pathways

Drug-regulated pathway activity mapping and reconstitution



RTK-MAPK
Mitotic pathways
SREBP
GTPases
Mitochondria
HDR
DNA replication
Cell cycle

Week 0

Turn-around
<2 weeks

Week2

Proprietary generative phosphoproteomic AP3 analyses with actionable results

7 ACRIVON THERAPEUTICS

AP3 Generative phosphoproteomics platform Proprietary Database Proprietary computational pipeline Drug design and optimization Target ID / Indication Finding MoA / response prediction PD and predictive biomarkers Structured Standardized AI-enabled AP3 Interactome AP3 KSR Predictor AP3 Data Portal AP3 Chatbot (beta) MS-proteomics Functional Genomics Internal Multi-modal AP3 MS-proteomics Subcellular AP3 profiling Clinical proteomics Single cell proteomics Proprietary Public Validate Design + Insight

AP3 INTERACTOME: PROPRIETARY INTERACTIVE DATA ANALYSIS INFRASTRUCTURE FOR ALL ACRIVON DATA AND EXPERIMENTS

Actionable data across all AP3 experiments accessible for all Acrivon scientists
Fully scripted, algorithm-based machine learning-enabled pathway and biomarker analyses

~150,000 phosphosites → ~50,000 phosphosites

- Data completeness Peptide IDs CV
- Pearson Correlation
- PCA Hierarchical Clustering
- Filtering Batch effects Normalization Imputation
- ANOVA Hierarchical clustering
- DEPs Volcano Plots
- Consensus Sequence Motif
- Pathway Enrichment
- Kinase Inference
- Network Mapping
- Biomarkers Machine-Learning

AP3 Interactome

AP3-derived drug regulation knowledge graphs

Select target: [ ] Go

148,900 phospho-sites
9,685 proteins
12,749 pathways
342 kinases
57 drugs
20 cell lines
38 experiments

Details



9 ACRIVON THERAPEUTICS

prediction beyond training - Generative phosphoproteomics FOUNDATION MODELS Proprietary AP3 data External data Kinase-Substrate Relationships Protein-Ligand Interactions Properties + + Zero-shot Prediction Available KSR Unavailable KSR AP3 KSR Predictor: Generative AI uncovers kinome-wide substrate relationships Hit Identification and Optimization Fine-Tuning LLM CLM PLM PLM = Protein Language Model LLM = Large Language Model CLM = Chemical Language Model MoA and Biomarkers Predictive modeling by Generative AI

Wee1 and PKMYT1 - critical cell cycle checkpoints in human cancer WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion Defective DNA repair is highly prevalent in cancers, creating a dependency on checkpoint proteins Only known substrate for WEE1 is CDK-Y15 and for PKMYT1 is CDK-T14, both of which inhibit CDK activity Despite demonstrated clinical activity, the Therapeutic Index has been challenging AP3 was applied to design a molecule with potent single agent activity and exquisite selectivity to achieve an expanded Therapeutic Index

# AP3-DERIVED WEE1 SUBSTRATE ENSEMBLE ENRICHED FOR NOVEL CONSENSUS MOTIFS ENABLING PROTEOME-BASED DRUG DESIGN



# of substrate
400
200
0
Ranked 28 significant motifs
Y residue
S residue
T residue
0 +1
0 +2
-1 0
-2 0
-2 0
-2 0
AI Score
1.0
0.5
0.0
Sub1 Y#
XXXXXXXYSXXXXXX
Ranked 384 substrates
Sub2 Y#
XXXXXXXYGSXXX
Ranked 256 substrates
CDK1 Y15
EKIGEGTYGVVYKGR
Ranked 137 substrates
Sub3 S#
XXXXXDDSXXXXXXX
Ranked 91 substrates
Sub4 S#
XXXXXEDSXXXXXXX
Ranked 82 substrates
CDK2 T14
VEKIGEGTYGVVYKA
Ranked 42 substrates

- Tyrosine centric motifs dominate

12

ACRIVON THERAPEUTICS

AP3-PREDICTED WEE1 SUBSTRATES AND PATHWAYS FOR PROTEOME-WIDE SAR COMPOUND DESIGN

Pathway clusters of selected WEE1 substrates

WEE1 is primarily a protein Tyrosine kinase


T: 6%
S: 14%
Y: 80%

Phosphorylation residues
Total: 2192

GO:0004672, **Protein kinase activity**, FDR: 6.94E-17


CDK2
CDK1
WEE1
ATR
EGFR
ERBB2
LATS1
BRD4
ATM
TLK2

Reactome:HSA-194315, Signaling by **Rho GTPases**, FDR: 1.73E-29


TUBB6
BUB1
CDC20
PPP1R12A
RHOC
RANBP2
FRS2
MAPK3

Pathway enrichment based on key substrates


Protein domain and function
Top 5 enriched Molecular Function (GO)
116 significant
GO: Molecular Function
Cadherin binding
RNA binding
Protein serine kinase activity
Protein serine/threonine kinase activity
Cell adhesion molecule binding
0
1
2
Top 5 enriched InterPro domains
35 significant
InterPro protein domain
PH-like domain superfamily
SH3 domain
Protein kinase-like domain superfamily
Protein kinase domain
Protein kinase, ATP binding site
0
1
Top 5 enriched SMART domains
17 significant
SMART protein domain
Serine/Threonine protein kinases, catalytic domain
Domain present in PSD-95, Dlg, and ZO-1/2.
Src homology 3 domains
Pleckstrin homology domain.
RNA recognition motif
0
1
Protein pathway and cell/tissue
Top 5 enriched Biological Process (GO)
712 significant
GO: Biological Process
Regulation of mRNA processing
Cytoskeleton organization
Regulation of RNA splicing
Cell-cell junction organization
Regulation of mRNA metabolic process
0
1
2
Top 5 enriched Wiki pathways
116 significant
WikiPathways
VEGFA-VEGFR2 signaling
BDNF signaling pathway
Head and neck squamous cell carcinoma
ATM signaling in development and disease
Glioblastoma signaling pathways
0
1
Top 10 enriched TISSUES terms
115 significant
TISSUES
Lymphocytic leukemia cell
Cervical carcinoma cell
Leukemia cell
Bone marrow cancer cell
Blood cancer cell
Colonic cancer cell
Gastrointestinal cancer cell
Pronephros
Embryo
Lymphocyte
0
1
2
Enrichment signal
Top 5 enriched KEGG pathways
61 significant
KEGG
Tight junction
ErbB signaling pathway
RNA transport
Cellular senescence
Spliceosome
0
1
Enrichment signal
Top 5 enriched Reactome pathways
230 significant
Reactome
Signaling by Rho GTPases
Signaling by Miro GTPases/RHOBTB3
RHO GTPase cycle
RHOG GTPase cycle
RAC1 GTPase cycle
0
1
2
Enrichment signal
String enrichment

13 ACRIVON THERAPEUTICS

AP3-PREDICTED PKMYT1 SUBSTRATES AND PATHWAYS FOR PROTEOME-WIDE SAR COMPOUND DESIGN

Clusters of selected PKMYT1 substrates

PKMYT1 is a protein Ser/Thr kinase



Y: 1%
T: 56%
S: 42%

Phosphorylation residues
Total: 3344

GO:0004672, **Protein kinase activity**, FDR: 3.36E-13



BRAF
SRC
RPS6KA1
AKT1
CDK2
CDK1
PKMYT1
AURKB
TRIM28

KEGG:hsa04144, **Endocytosis**, FDR: 3.74E-06



RAB10
TFRC
RAB7A
CHMP5
KIF5B
KIF5A
VPS26B
ARAP1
IGF1R
PIP5K1A
CXCR4

Top enrichment from PKMYT1 substrates



Protein domain and function
Top 5 enriched Molecular Function (GO)
103 significant
GO: Molecular Function
Cadherin binding
RNA binding
Cytoskeletal protein binding
Protein serine kinase activity
Cell adhesion molecule binding
0
1
2
Top 5 enriched InterPro domains
52 significant
InterPro protein domain
S/T-protein kinase, active site
Nucleotide-binding a-b plait domain
PH-like domain superfamily
RNA-binding domain superfamily
Protein kinase domain
0
1
Top 5 enriched SMART domains
26 significant
SMART protein domain
RNA recognition motif
Serine/Threonine protein kinases, catalytic domain
Domain present in PSD-95, Dlg, and ZO-1/2.
Pleckstrin homology domain.
Calponin homology domain
0
1
Protein pathway and cell/tissue
Top 5 enriched Biological Process (GO)
678 significant
GO: Biological Process
Cytoskeleton organization
Mitotic cell cycle process
Mitotic cell cycle
Organelle organization
Regulation of organelle organization
0
1
2
Top 5 enriched Wiki pathways
114 significant
WikiPathways
VEGFA-VEGFR2 signaling
EGF/EGFR signaling pathway
TGF-beta signaling pathway
Insulin signaling
BDNF signaling pathway
0
1
Top 10 enriched TISSUES terms
120 significant
TISSUES
Lymphocytic leukemia cell
Leukemia cell
Bone marrow cancer cell
Blood cancer cell
Cervical carcinoma cell
Erythroleukemia cell
Lymphoblast
Lymphocyte
Embryo
Colonic cancer cell
0
1
2
Enrichment signal
Top 5 enriched KEGG pathways
52 significant
KEGG
Endocytosis
Tight junction
Regulation of actin cytoskeleton
Proteoglycans in cancer
Spliceosome
0
1
Enrichment signal
Top 5 enriched Reactome pathways
226 significant
Reactome
Signaling by Miro GTPases/RHOBTB3
Signaling by Rho GTPases
RHO GTPase cycle
CDC42 GTPase cycle
Cell Cycle, Mitotic
0
1
2
Enrichment signal
String enrichment

14 ACRIVON THERAPEUTICS

ACR-2316: uniquely enabled by AP3 to overcome limitations of current wee1 and pkmyt1 inhibitors AP3-based proteome-wide SAR for desirable pathway effects and suppressing resistance mechanisms ACR-2316: Rationally designed, differentiated WEE1/PKMYT1 inhibitor for superior Therapeutic Index Strong anti-tumor efficacy with complete tumor regression across models High selectivity (co-crystallography) and short elimination T1/2 to ensure transient, mild AEs Potent WEE1 inhibition, balanced PKMYT1 inhibition, overcomes resistance and enables robust activation of CDK1, CDK2, and PLK1 for mitotic catastrophe Development in high unmet need solid tumor types predicted sensitive by AP3 Reciprocal quenching Potent mitotic catastrophe

Single cell phosphoproteomics pioneered in Olsen lab • Seminal article on revolutionizing and SCP-enabling Astral MS technology >5,000 proteins in individual HeLa cells The first single cell phospho-proteome

ACR-368 Phase 2 update

ACR-368-201 Trial design OncoSignature+ Single Arm Simon 2 Stage Monotherapy Phase 2b with Registrational Intent Single Arm Phase 1b/2 Exploratory Combination with Low Dose Gemcitabine OncoSignature- BM+ BM- ACR-368 monotherapy ACR-368 + LDG combination

EVOLVING TREATMENT LANDSCAPE FOR THE MANAGEMENT OF ADVANCED STAGE OR RECURRENT ENDOMETRIAL CANCER

Accelerated Single Agent Opportunity 2L (~27K pts per year US)

Confirmatory Anti-PD-1/Anti-PD-L1 + ACR-368 Switch Maintenance Opportunity 1L (~30K+ pts per year US)

Diagnosis → Surgical Staging

Symptoms
(i.e. bleeding, pain)

(New) 1st Line Therapy
PFS 9-13 months in pMMR

US FDA approval in dMMR and pMMR –
C/P + Pembrolizumab (NRG GY018)
- C/P + Dostarlimab (RUBY/ENGOT-EN6)

Carboplatin + Paclitaxel + Immune Checkpoint Inhibition

NCCN Compendium Listed
- C/P + trastuzumab (HER2+ serous and carcinosarcoma)
- C/P alone

MAINTENANCE

Pembrolizumab
Dostarlimab

Trastuzumab

14x6 weeks

Progression

2nd Line Therapy
Post-Progression OS (12-18 months)

Prior-IO
- US FDA approval of T-Dxd Only In HER2 3+ (~10% of patients)

Majority (85%) of 2L treated with chemotherapy:
ORR 10-12%; mPFS 3 mo

No Prior-IO
- Lenvatinib + Pembrolizumab (reduced with new 1L regimen)

C/P + IO

US FDA approval of T-Dxd In HER2 3+ (~10% of patients)

Progression

Other Lines of Therapy and Clinical Trials

Potential alternate strategies: hormonal therapy, single agent IO, T-Dxd in HER 2 2+ (NCCN)

Adapted from Dr. R. Eskander and Dr. Raza Mirza

19 ACRIVON THERAPEUTICS

Demographics and baseline characteristics Subject Demographics BM+ N = 20 BM- N = 38 Median Age (range) 65.0 (54, 76) 67.5 (42, 80) Race, n (%) White 14 (70) 22 (58) Black/African American 4 (20) 9 (24) Asian 1 (5) 5 (13) Unknown/Other 1 (5) 2 (5) Stage, n (%) III 4 (20) 14 (37) IV 16 (80) 22 (58) Unknown 0 2 (5) Histology, n (%) Serous 12 (60) 15 (40) Clear-cell carcinoma 0 4 (10) Carcinosarcoma 3 (15) 4 (10) Endometroid, G3 4 (20) 11 (29) Other 1 (5) 4 (10) ECOG Status at Baseline, n (%) 0 10 (50) 18 (47) 1 10 (50) 20 (53) Subject Demographics BM+ N = 20 BM- N = 38 Median (Mean) Number of Prior Lines 2 (2.6) 3 (3) Best Overall Response to Last Prior Line Refractory* 12 (60) 19 (50) Relapsed disease 6 (30) 14 (37) Unknown 2 (10) 5 (13) MMR Status, n (%) pMMR 13 (65) 19 (50) dMMR 2 (10) 9 (24) Unknown 5 (25) 10 (26) TP53 Status, n (%) Mutant 11 (55) 12 (32) Wildtype 3 (15) 7 (18) Unknown 6 (30) 19 (50) Prior exposure to PD-1/PD-L1, n (%) Yes 20 (100) 36 (95) No 0 2 (5) Prior exposure to Pembro/Len, n (%) Yes 13 (65) 23 (61) No 7 (35) 15 (39) EDC data extract Feb 25, 2025. *Best overall response to last prior line = PD disposition  Subject Disposition BM+ BM- Received at least 1 dose* 23 44 Efficacy evaluable (EE) population**, n (%) 20 (100) 38 (100) Efficacy-Evaluable Still on Treatment, n (%) 5 (25) 7 (18) Reason for Discontinuing Treatment, n (%) PD 10 (50) 28 (74) PI Decision 2 (10) 0 Unacceptable Tox 1 (5) 2 (5) Subject Decision 2 (10) 1 (3) Discontinued Study, n (%) 7 (35) 17 (45) Reason for Discontinuing Study, n (%) Death 6 (30) 15 (40) Unknown/Other 1 (5) 0 Lost to follow-up/subject withdrew consent 0 2 (5) EDC data extract Feb 25, 2025. BM- includes all subjects treated with ACR-368 + ultra-low dose gemcitabine (ULDG) at RP2D (105 mg/m2 and 10 mg/m2, respectively) *Patients enrolled with locked OncoSignature; **EE population includes subjects enrolled, that either had a post-baseline scan or discontinued treatment due to progressive disease (PD)

Encouraging safety profile Treatment-Related Adverse Events, n (%) BM+ (N=26) BM- (N=51) All Grades Grades 3/4 All Grades Grades 3/4 Thrombocytopenia 14 (54) 4 (15) 30 (59) 18 (35) Anemia 13 (50) 7 (27) 29 (57) 23 (45) Neutropenia 8 (31) 7 (27) 14 (28) 12 (24) Leukopenia 5 (19) 3 (12) 11 (22) 10 (20) Lymphopenia 2 (8) 0 5 (10) 3 (6) Febrile neutropenia 1 (4) 1 (4) 4 (8) 4 (8) Acute kidney injury 2 (8) 2 (8) 0 0 TRAEs with Grades 3/4 percentages ≥5% for either group are included in this table. No fatal TRAE in either group. G-CSF is encouraged for ACR-368 monotherapy and mandated for the combination of ACR-368 + LDG Limited, transient, reversible, mechanism-based hematological AEs, which typically occurred during the first 1-2 cycles of therapy Notable absence of GI toxicities, long-lasting myelosuppression or the typical more severe non-hematological AEs commonly seen with ADCs and chemotherapy

BEST OVERALL RESPONSE* – ENDOMETRIAL BM+ PATIENTS


BOR on most recent prior line
CR
PR
SD
PD
NE
Histology
Serous
Carcinosarcoma
Clear-Cell Carcinoma
Endometrioid
Other
MMR Status
dMMR
pMMR
Not Tested
Prior Pembro/Len
Prior Pembro/Len
No Prior Pembro/Len
p53 Status
WT
Mut
Unknown
Percent Change in Sum of Diameters
100
75
50
25
0
−25
−50
−75
−100
52.8
12.9
10.5
-1.7
-3.6
-4.9
-5.3
-7.5
-8.6
-19.4
-19.6
-20.0
-39.8
-45.3
-50.0
-73.2
-74.2
-74.4
N=20
9
13
12
15
5
19
1
17
3
6
16
14
20
4
11
2
18
8
10
7
OncoSignature accurately predicts tumor drug sensitivity
• 80% of tumors shrink and 80% DCR in predicted responders
Confirmed ORR >2x higher than in last prior line of therapy
• 35% cORR (95% CI,18 - 57) with ACR-368 versus 15% cORR in last prior line*
BOR on Last Prior Line
Histology
MMR Status
Prior Pembro/Len
p53 Status

*BOR of either BICR or INV

** cORR of ACR-368 is 39% versus 17% in the last prior line for the patients (N =18) with known BOR in last prior line

23
ACRIVON THERAPEUTICS

Spider Plot – BM+ patients Spider plots based on last RECIST imaging for each patient

SWIMMER PLOT – BM+ endometrial cancer patients ⋀ ⋀ Patient #2 had PR per INV and Patient #18 had SD per BICR at second to last imaging mDoT in confirmed responders (not reached) >7.9 months mDoT for all patients = 3.7 months mDoT in previously relapsed patients (not reached) > 5.0 months mDoT in previously refractory patients = 3.3 months ⋀

RELAPSED REFRACTORY 17 4 11 7 6 14 10 8 18 2 3 1 19 15 12 16 5 OT OT OT OT BoR on Treatment CR PR SD PD NE ACR-368 activity in patients relapsed after last prior line 50% ORR mDoR > 10 mo (not reached) 100% DCR DoT > 8.5 mo (not reached; mean) ACR-368 activity in patients refractory to last prior line 33.3% ORR mDoR = ~3.4 mo 75% DCR DoT = 3.9 mo (mean) NE 20 13 9 BOR last prior line (N=18) 17% ORR 33% DCR BOR to ACR-368 (N=18) 39% cORR 83% DCR ACR-368 activity compared to last prior line (N=18*) On treatment BM+ Key Take Home Messages All patients have progressed on prior platinum-based chemo and prior anti-PD-1 Median/mean of prior lines = 2/2.6 66% of patients refractory to last prior line, 33% of patients relapsed on last prior line The ORR is >2x higher with ACR-368 in current line than ORR in the previous line ACR-368 is active even in refractory patients (33% cORR and 75% DCR) Long durability with ACR-368 in relapsed patients (4/6 still on treatment) ACR-368 may be optimally positioned in patients who were not refractory to last prior line of therapy *18 out of 20 annotated for BOR in last prior line

AP3-predicted sensitization to ACR-368 by lDG correlates with OncoSignature upregulation BM2 BM3 Quantified BM scores Pre/Post ULDG Tumor from H&N IIT patient A427 human lung tumor xenograft BM1 Pre- LDG Post- LDG Preclinical data Clinical data

Best overall response* – endometrial BM- patients BM- patients insensitive to ACR-368 likely benefit from LDG + ACR-368 combination The BOR (cORR = 13%) is comparable to BOR in last prior line (cORR = 17%)** Large tumor shrinkage in some patients with multi-line refractory massive tumor burden *BOR of either BICR or INV ** cORR of ACR-368 is 16% versus 19% in the last prior line for the patients (N =31) with known BOR in last prior line *** 2 patients had PD before first scan N=36***

CASE STORY 1: BM+ PATIENT; BOR = CONFIRMED PR

- 67-year-old female with stage IV **serous** endometrial adenocarcinoma
  - **pMMR**
  - **P53 mutant**
- Biopsy of a hepatic metastasis
  - OncoSignature **Positive**
- Tolerated treatment well with only one dosing delay due to mechanism-related reversible hematological AEs
- Patient was REFRACTORY to last prior line, including anti-PD-1

Tx	BOR
Carboplatin Taxol Dostarlimab	CR
Dostarlimab	**PD**

29
ACRIVON THERAPEUTICS

Screening Week 8 Week 12 Complete resolution of hepatic target lesions (-100%) (-100%) Case story 1 (BM+ patient) Screening Week 8 and 12 (-100%) Confirmed PR with complete disappearance of more than 10 additional hepatic metastases spanning both lobes and all hepatic segments Demonstrates ACR-368’s ability to fully eradicate multifocal hepatic disease, even in high-disease burden cases

CASE STORY 2: BM+ PATIENT; BOR = SD

- 67-year-old female with stage III **endometroid** endometrial adenocarcinoma
  - **pMMR**
  - **P53 mutant**
- Biopsy of a vaginal mass
  - OncoSignature **Positive**
- Dose reduction and delay due to primarily mechanism related reversible hematological AEs
- Patient was REFRACTORY to prior lines, including anti-PD-1

Tx	BOR
Carboplatin Taxol Pembrolizumab	**PD**
Pembrolizumab Lenvatinib	**PD**

31 ACRIVON THERAPEUTICS

Week 8 Volume 20.9 cm3 (-44%) Screening Longest Diameter: 4.6 cm Volume: 37.2 cm3 Longest Diameter: 4.8 cm (-4.2%) Large volumetric shrinkage (44%) yet not meeting RECIST criteria Case story 2 (BM+ patient)

CASE STORY 3: BM- PATIENT; BOR = CONFIRMED PR

- 73-year-old female with stage IV **serous** endometrial adenocarcinoma
  - **dMMR**
  - **P53 mutant**
- Biopsy of a hepatic metastasis
  - Oncosignature **Negative**
- Tolerated treatment well at reduced dosage with mechanism related reversible hematological AEs
- BOR in last prior line was PD

Tx	BOR
Carboplatin Taxol	PR
Pembrolizumab	**PD**

33
ACRIVON THERAPEUTICS

>50 hepatic metastases occupying 40% of liver Dramatic reduction in size and number Remaining areas consist of residual fibrosis and necrosis, indicating a strong treatment response Screening Week 16 Case story 3 (bm- patient) Confirmed PR with equally strong regression in necrotic lymphadenopathy and peritoneal disease Supports LDG’s role in sensitizing tumors to ACR-368, driving a robust treatment effect

CASE STORY 4: BM- PATIENT; BOR = SD

- 69-year-old female with stage IV endometrial adenocarcinoma
  - **MMR status unknown**
  - **P53 status unknown**
- Biopsy of a peritoneal lesion
  - OncoSignature **Negative**
- Tolerated treatment well with dose reduction in last 2 doses and only mechanism related reversible hematological AEs
- Patient was REFRACTORY to prior lines, including anti-PD-1

Tx	BOR
Carboplatin Taxol	PD
Pembrolizumab Lenvatinib	PD
Doxil Bevacizumab	PD

35 ACRIVON THERAPEUTICS

Massive peritoneal disease burden at Screening Volume of disease 1020 cm3 Case story 4 (bm- patient) Profound volumetric reduction in peritoneal disease (1020 cm³ to 168 cm³) RECIST (SD) failing to capture true extent of tumor shrinkage Strongly supports LDG’s role in sensitizing tumors to ACR-368, enabling significant treatment response

Full focus on endometrial cancer; ovarian and bladder cancer being deprioritized Based on our emerging positive clinical data, competitive positioning, and attractive commercial opportunity, endometrial cancer is prioritized as first potential registration opportunity Tumor type predicted sensitive by AP3 Indication Finding prior to clinical entry Breakthrough Device Designation (BDD) received January 21, 2025 Huge unmet need in 2nd line (ORR ~12% and PFS ~3 months) ~27,000 est. new cases/year in 2nd line stage III/IV recurrent or locally advanced, all histopathologies* Preclinical data show LDG sensitization also in BM+ tumors opening for potential 2nd line all-comer ACR-368 + LDG Acrivon continues pursuing registrational intent for ACR-368 in ≥2nd line BM+ patients (post new frontline) and our confirmatory trial strategy (switch maintenance w/ anti-PD-1) in frontline, supported by strong preclinical data Ovarian and bladder cancer deprioritized Due to increased competition and small market opportunity, the clinical bar for ovarian cancer is high and based on our preliminary data after 23 BM+ patients it is not met In bladder cancer, we observed a lower than predicted BM+ fraction resulting in challenging enrollment All clinical resources are now focused on ACR-368 in endometrial cancer and ACR-2316 * Blinded, proprietary third-party market research with endometrial KOLs conducted August-September 2024

POTENT SYNERGY OF ACR-368 WITH ANTI-PD-L1 DISPLAYS IMMUNE MEMORY IN 100% OF IMMUNOCOMPETENT MICE



Vehicle
a-PD-L1 (IP, Q3D)
ACR-368 (5 mg/kg, SC BID 3on/4off)
ACR-368 (10 mg/kg, SC BID 3on/4off)
ACR-368 (5 mg/kg, SC BID 3on/4off) + a-PD-L1 (IP, Q3D)
ACR-368 (10 mg/kg, SC BID 3on/4off) + a-PD-L1 (IP, Q3D)
Control Innoculation 1
Control Innoculation 2
CD8 NAb (IP, Q2D*3 doses + BIW*3 weeks)
ACR-368 (5 mg/kg) + a-PD-L1 → IgG Control (IP, Q2D*3 doses + BIW*3 weeks)
ACR-368 (5 mg/kg) + a-PD-L1 → CD8 NAb (IP, Q2D*3 doses + BIW*3 weeks)
Dosing stopped
Re-challenge
Re-challenge
Part I (evaluate combination synergy)
Part II (interrogate immune memory)
Part III (confirm T-cell mediated efficacy)
Tumor Volume (mm3), Mean +/- SEM
2000
1500
1000
500
0
0
7
14
21
28
35
56
63
70
91
98
105
112
119
Days After Treatment Start
*
CD8 NAb: avg TV=7 mm3
IgG ctrl: TV=0 mm3

Average TV at start of treatment in Part I: 43 mm³ (N=8 mice/group)
7 CRs in Part I with combination treatment of ACR-368 + anti-PD-L1
7 CRs in Part II post-rechallenge with MC38 tumor cell inoculation (off-treatment)
3 CRs from Part II → received IgG control in Part III and continue to be CRs post-second rechallenge with MC38 tumor cell inoculation (off combo treatment)
4 CRs from Part II → received CD8Nab in Part III and have average TV of 7 mm³ on day 113 post-second rechallenge with MC38 tumor cell inoculation (off combo treatment)

**1 mouse euthanized on D106 due to ulceration and hypothermia, 1 mouse found dead on D110*

38
ACRIVON THERAPEUTICS

ACR-2316 Phase 1 update

Phase 1 Dose Escalation and Expansion Design ~15 Sites 6 Sites (selected solid tumor types)  

ACR-2316 program status Dose level (DL) 1 and DL2 cleared without safety concerns or DLTs by the safety review committee Preliminary PK data indicate approximate dose proportionality in the first 2 DL cohorts Significant drug target engagement observed in human PBMCs already at DL1 using our proprietary AP3 MS PD method Development focused on selected high unmet need solid tumor types (beyond endometrial and ovarian cancer) predicted sensitive by AP3 Indication Finding DL3 fully enrolled and DLT period anticipated completed by April 1 Initial clinical activity observed in DL3 Prior chemotherapy and anti-PD-1; 3 prior lines of therapy Baseline tumor burden: 3 index lesions each between 3 to 4.4 cm Significant decreased size of metastatic lesions throughout the chest, abdomen and pelvis Shrinkage (% RECIST) on first scan = -23.07% Patient remains on therapy

AP3 MS Pharmacodynamic (PD) PBMC Assay established to support ACR-2316 Phase 1 study Blood draw PBMC isolation LC-MS analysis Quantitative PD result PBMCs isolated from ACR-2316 Phase 1 trial patients Non-invasive liquid biopsy for pharmacodynamic biomarkers Exhaustive depth: ∼8,000 proteins and ∼ 20,000 phospho-sites Rapid turn-around: ∼ 1 week from sample shipment to data output Quantitative measurement of drug PD effects Plasma Gel plug Granulocytes & RBCs

SIGNIFICANT DRUG TARGET ENGAGEMENT OBSERVED IN PBMCS ALREADY AT DOSE LEVEL 1

N=32196 — Phosphosites identified from MS-proteomics

↓

N=2229 — Phosphosites measured in all samples (no imputation)

↓

Drug-regulated P-sites (paired t-test : p-value < 0.05)



N=125
P-sites
-4
-2
0
log2 Fold Change

Drug-regulated substrates of key kinases (consensus motifs)



CDK1
(xxxxxxxS/TPxK/RxxSx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
Substrate_5
Substrate_6
CDK2
(QxxxxxxS/TPxxKxxx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
CDK5
(xTxxxxxS/TPxxxxEx)
Substrate_1
Substrate_2
Substrate_3
PLK1
(xxxxLDxS/TxxExxxx)
Substrate_1
AKT1
(xxRxRxxS/TxSxxxxx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
Substrate_5
Substrate_6
Substrate_7
Substrate_8
Substrate_9
Substrate_10
Substrate_11
Substrate_12
Substrate_13
Substrate_14
AKT2
(xxxxRxxS/TxSxxxxx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
Substrate_5
Substrate_6
Substrate_7
Substrate_8
Substrate_9
Substrate_10
log2FC
1
0.5
0
-0.5
-1

Pre-Dose vs Post-Dose of specific substrates



CDK1_substrate1
CDK2_substrate1
CDK5_substrate1
PLK1_substrate1
AKT1_substrate14
AKT2_substrate10
Result
C1D1_PreDose
C1D1_6h
Condition
Patient
103002
104001
104002

43

ACRIVON THERAPEUTICS

Preclinical program

PRECLINICAL CELL CYCLE PROGRAM (UNDISCLOSED TARGET)

- Target X – Attractive cancer drug target, no/minimal competitor programs, well-suited for AP3 platform
- DepMap data suggests target X is an essential gene for cancer cell viability
- Strong mechanistic target rationale for role in oncogenesis
- Highly selective tool compound shows strong anti-tumor efficacy in rodent models
- AP3 profiling of benchmarks and lead compounds ongoing to enable MOA-based SAR
- Co-crystallography done for multiple lead series with compounds progressing towards in vivo profiling



Tool compound is a selective target X inhibitor
(originally believed to be inhibitor for another target)



Series C
Resol. : 2.4 Å

Series D
Resol.: 2.64 Å

Development candidate 2025


100
80
60
40
20
0
% Viability
0
1
3
5
10
30
50
100
300
500
1000
3000
5000
10000
Concentration (nM)
Compound A (wt cells)
Compound A (target mutant cells)
Compound C (wt cells)
Compound C (target mutant cells)

45
ACRIVON THERAPEUTICS

AP3-PREDICTED TARGET X SUBSTRATES AND PATHWAYS

Clusters of selected Target X substrates

Target X is a protein Serine kinase



Y: 0
T: 12%
S: 88%

Phosphorylation residues
Total: 3265

GO:0003682, **Chromatin binding**, FDR: 4.77E-24



TP53
AR
BAP1
EZH2
POLR2A
ESR1

GO:1903047, **Mitotic cell cycle process**, FDR: 2.66E-21



CDKN1A
TP53
CDK2
FOXM1
TACC1
PDS5B
SMC5
EXOC7
BRCA2
BRCA1

Pathway enrichment of key Target X substrates



Protein domain and function
Top 5 enriched Molecular Function (GO)
103 significant
GO: Molecular Function
Chromatin binding
Transcription coregulator activity
Transcription factor binding
DNA-binding transcription factor binding
Cadherin binding
0
1
2
Top 5 enriched InterPro domains
56 significant
InterPro protein domain
PH-like domain superfamily
Zinc finger, PHD-type
Zinc finger, PHD-finger
Pleckstrin homology domain
Zinc finger, FYVE/PHD-type
0
1
2
Top 5 enriched SMART domains
38 significant
SMART protein domain
Pleckstrin homology domain.
PHD zinc finger
SANT DNA-binding domains
DNA binding domain, A/T rich
Src homology 3 domains
0
1
2
Protein pathway and cell/tissue
Top 5 enriched Biological Process (GO)
528 significant
GO: Biological Process
Chromatin organization
Histone modification
Chromosome organization
Mitotic cell cycle process
Cell division
0
1
2
Top 5 enriched Wiki pathways
63 significant
WikiPathways
Pathways in adenoid cystic carcinoma
DNA IR-damage and response via ATR
TGF-beta signaling pathway
ANGPTL8 regulatory pathway
Rett syndrome causing genes
0
1
Top 10 enriched TISSUES terms
67 significant
TISSUES
Lymphocytic leukemia cell
Leukemia cell
Bone marrow cancer cell
Blood cancer cell
Cervical carcinoma cell
Embryo
Chronic lymphocytic leukemia cell
Pronephros
Erythroleukemia cell
Embryonic structure
0
1
2
Enrichment signal
Top 5 enriched KEGG pathways
38 significant
KEGG
ErbB signaling pathway
Cell cycle
Cellular senescence
MicroRNAs in cancer
Notch signaling pathway
0
1
Enrichment signal
Top 5 enriched Reactome pathways
187 significant
Reactome
RHO GTPase cycle
Chromatin modifying enzymes
Signaling by Rho GTPases
Signaling by Miro GTPases/RHOBTB3
CDC42 GTPase cycle
0
1
2
Enrichment signal
String enrichment

46
ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Preclinical / Phase 1 / Phase 2 / Phase 3	Anticipated Next Milestone
ACR-368 (CHK1/CHK2)		Single-Arm Trials Based on OncoSignature Prediction	
	Endometrial Cancer	ACR-368 Monotherapy Breakthrough Device & Fast Track Designations LDG Combination	Update on Registrational Intent Trial and Confirmatory Trial Design
		Option to Initiate Additional Trials in HPV^+ SCC (H&N*, Anal, Cervical), Sarcomas, MDS/MPN**	
ACR-2316 (WEE1/ PKMYT1)	AP3-Identified Tumor Types	Dose Escalation and Expansion	Initial Clinical Data 2H 2025
Cell cycle program (undisclosed target)	AP3-Identified Tumor Types	Discovery	Development Candidate Nomination 2025
Additional AP3-driven Programs: Auto-Immune/Inflammatory		Early Discovery	Future Development Candidates

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trial based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trial of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

*Investigator-Initiated Trial (IIT) activated at Moffitt Cancer Center
**Myelodysplastic syndrome and myeloproliferative neoplasms

47 ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS Cash and Investments $184.6M Projected runway into 2027 Fully Diluted Shares Outstanding 43.8M Current operating plan, assuming no additional financing Balance sheet 31-Dec-2024 Including shares, pre-funded warrants, and equity grants outstanding 31-Dec-2024 Additional runway compared to previous guidance